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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 28, 2004
                                ----------------
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-27577              16-1538028
-------------------------------  ------------------------     -------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                    Identification Number)

  135 Corporate Woods, Rochester, New York                         14623
-----------------------------------------------               -------------
   (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                            --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)          EXHIBITS

             Exhibit 99.1   Press Release issued by Harris Interactive
                            Inc. on January 28, 2004 announcing the Company's earnings for the fiscal quarter and six months ended December 31, 2003.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 28, 2004, Harris Interactive Inc. (the "Company") issued a press release announcing its earnings for the fiscal quarter and six months ended December 31, 2003. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The press release includes two financial measures (EBITDA and pre-tax earnings per share) that are non-GAAP financial measures as defined under SEC Regulation G.

EBITDA represents earnings before interest, taxes, depreciation and amortization. The Company has reported EBITDA because management believes that EBITDA, although not a GAAP measurement, is widely understood and is an additional tool that assists investors in evaluating current operating performance of the business without the effect of the non-cash depreciation and amortization expenses. Moreover, management believes that EBITDA assists management and investors in comparing period to period operating results without the effect of accounting for taxes, which in the Company's case are and will continue to be a non-cash item due to the effect of substantial net operating loss carry-forwards. Management internally monitors EBITDA to monitor cash flow unencumbered by non-cash items. While instructive, EBITDA should be considered in addition to, rather than as a substitute for, operating income, net income or cash flows from operations or any other GAAP measure of performance or liquidity. The non-GAAP measure included in our press release has been reconciled to the most directly comparable financial measure calculated in accordance with GAAP.

Pre-tax income per share represents income before income taxes divided by the weighted average diluted shares outstanding. In reporting interim quarterly results during fiscal 2003, no income tax expense was recorded because of the Company's net operating loss carryforwards. In accordance with GAAP, the Company's expectations of fiscal 2004 earnings required the Company to record an income tax benefit during the fourth quarter of fiscal 2003. These same GAAP rules require the Company to record income tax expense for each quarter of fiscal 2004. However because of the NOL carryforwards currently in excess of $75 million, the Company is not required to pay taxes for fiscal 2003 or fiscal 2004. Since no income tax expense was recorded in fiscal 2003, the Company's pre-tax income per share was comparable to net income per share. In addition to net income per share, the Company continues to report pre-tax income per share because management believes that, although not a GAAP measurement, it is widely understood and assists management and investors in reviewing period to period results on a comparable basis without the effect of accounting for taxes, which in the Company's case are and will continue to be a non-cash item. While instructive, pre-tax income per share should be considered in addition to, rather than as a substitute for, net income per share. This non-GAAP measure has been reconciled to net income per share, the most directly comparable financial measure calculated in accordance with GAAP in the press release.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HARRIS INTERACTIVE INC.
                                               (Registrant)


                                         By:       /s/ Bruce A. Newman
                                                  --------------------------
                                         Name:    Bruce A. Newman
                                         Title:   Chief Financial Officer
                                                  (Principal Financial Officer)

Dated: January 28, 2004




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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

99.1 Press Release issued by Harris Interactive Inc. on January 28, 2004 announcing the Company's earnings for the fiscal quarter and six months ended December 31, 2003.









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